PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS MULTI-MANAGER HIGH YIELD OPPORTUNITY FUND

SUPPLEMENT DATED FEBRUARY 24, 2023 TO PROSPECTUS AND SAI DATED JULY 29, 2022, AS SUPPLEMENTED

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”) has approved the termination of Neuberger Berman Investment Advisers LLC (“NBIA”) as a sub-adviser to the Multi-Manager High Yield Opportunity Fund effective on or about February 23, 2023, and the appointment of BlackRock Investment Management, LLC (“BIM”) as a sub-adviser to the Multi-Manager High Yield Opportunity Fund effective on or about February 24, 2023. Accordingly, effective February 24, 2023, the Prospectus and SAI are amended as follows:

1.	All references to NBIA in the Prospectus and SAI are hereby deleted.

2.	The paragraph under the section entitled “FUND SUMMARIES – Multi-Manager High Yield Opportunity Fund – Management” on page 191 of the Prospectus is replaced with the following:

INVESTMENT ADVISER, PORTFOLIO MANAGER AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser for the Multi-Manager High Yield Opportunity Fund. Christopher E. Vella, CFA, a Senior Vice President of NTI, has been manager of the Fund since January 2012. Nomura Corporate Research and Asset Management Inc., Polen Capital Credit, LLC, and BlackRock Investment Management, LLC (effective February 2023), each serves as a sub-adviser of the Fund. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, and sub-administrator to the Fund.

3.	The following is added to the section entitled “FUND MANAGEMENT – Active M / Multi-Manager Funds – Multi-Manager High Yield Opportunity Fund” beginning on page 206 of the Prospectus:

BLACKROCK INVESTMENT MANAGEMENT, LLC (“BIM”). BIM will begin to manage a portion of the Fund effective on or about February 24, 2023. BIM’s principal office is located at 1 University Square Drive, Princeton, NJ 08540. BIM is a wholly owned subsidiary of BlackRock, Inc. which was founded in 1988. As of December 31, 2022, BlackRock, Inc. had approximately $8.6 trillion in assets under management.

4.

The information under the section entitled “INVESTMENT ADVISER, SUB-ADVISERS, TRANSFER AGENT AND CUSTODIAN – Investment Sub-Advisers – Multi-Manager High Yield Opportunity Fund” on page 93 of the SAI is replaced with the following:

Sub-Advisers
Multi-Manager High Yield Opportunity Fund	BlackRock Investment Management, LLC (“BIM”) Nomura Corporate Research and Asset Management Inc. (“Nomura”) Polen Capital Credit, LLC (“Polen Credit”)

5.

The following information is added to the section entitled “INVESTMENT ADVISER, SUB-ADVISERS AND CUSTODIAN – Investment Sub-Advisers” under the Sub-Adviser ownership and control information beginning on page 93 of the SAI:

BIM

BIM is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a publicly traded investment management firm, with common stock listed on the New York Stock Exchange.

Please retain this Supplement with your Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT PRO&SAI MHYO (2/23)